UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2018
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
Distributions Authorized
The board of directors ("Board") of Carter Validus Mission Critical REIT, Inc. (the "Company") approved and authorized a daily distribution to the Company’s stockholders of record as of the close of business on each day of the period commencing on August 1, 2018 and ending on August 31, 2018. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001150685 per share of common stock, which will be equal to an annualized distribution rate of 6.7%, based on the estimated per share net asset value of $6.26. The distributions declared for the record date in August 2018 will be paid in September 2018. The distributions will be payable to stockholders from legally available funds therefor.
Repurchase Requests for the Remainder of 2018
As disclosed in the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2018, the Company determined that it reached the calendar year limitation of 5.0% of the number of shares of its common stock (“shares”) outstanding on December 31st of the previous calendar year under its share repurchase program and was not able to fully process all repurchase requests for the month of April 2018 and will not process any further repurchase requests for the remainder of the year ending December 31, 2018. However, the Company will hold repurchase requests made during the remainder of the year ending December 31, 2018 to be considered eligible for repurchase in the first quarter of 2019 in accordance with the terms of the Amended & Restated SRP (as described and defined below). A stockholder or a stockholder’s estate, heir or beneficiary may withdraw a repurchase request in whole or in part at any time up to December 24, 2018.
Amendment and Restatement of Share Repurchase Program
The Board approved and adopted the Amended and Restated Share Repurchase Program (the “Amended & Restated SRP”), which will be effective January 1, 2019. The Amended & Restated SRP provides that the Company will repurchase shares on a quarterly, instead of monthly, basis, and will limit the amount of shares repurchased pursuant to the Amended & Restated SRP as follows: (a) on the first quarter Repurchase Date (as defined below), the Company will not repurchase in excess of 2.0% of the number of shares outstanding as of December 31 of the prior calendar year; (b) on the second quarter Repurchase Date, the Company will not repurchase in excess of 1.0% of the number of shares outstanding as of December 31 of the prior calendar year; (c) on the third quarter Repurchase Date, the Company will not repurchase in excess of 1.0% of the number of shares outstanding as of December 31 of the prior calendar year; and (d) on the fourth quarter Repurchase Date, the Company will not repurchase in excess of 1.0% of the number of shares outstanding as of December 31 of the prior calendar year. During any calendar year, the Company will not repurchase in excess of 5.0% of the number of shares outstanding on December 31st of the previous calendar year (the “5.0% Annual Limitation”). In the event the Company does not meet an applicable quarterly share repurchase limitation, the Company will increase the share limitation in the next quarter and continue to adjust the quarterly share limitations in accordance with the 5.0% Annual Limitation.
For shares to be eligible for repurchase, the Company must receive a written purchase request at least five business days prior to the first day of the quarter in which the stockholder or his or her estate, heir or beneficiary, as applicable, requests a repurchase of his or her or its shares. The Company will either accept or reject a repurchase request on the first day of the quarter (the “Repurchase Date”). If a repurchase request is granted, the Company or its agent will send the repurchase amount to the stockholder, estate, heir or beneficiary by the tenth day following the Repurchase Date. Shares will be repurchased by the Company at a price equal to the most recent estimated net asset value per share (the “Estimated Per Share NAV”), as determined by the Board, and adjusted for any special distributions. The share repurchase price will be further reduced based on how long a stockholder has held the shares, except for in the instance of stockholder’s death, qualifying disability or involuntary exigent circumstance.
In addition, the Amended & Restated SRP provides that the Company will process repurchase requests made in connection with the death or qualifying disability of a stockholder or, in the discretion of the Board, an involuntary exigent circumstance, such as bankruptcy, prior to processing any other repurchase requests. If the Company is unable to process all eligible repurchase requests within a quarter due to the limitations described above or in the event sufficient funds are not available, shares will be repurchased as follows: (i) first, pro rata as to repurchases upon the death or qualifying disability of a stockholder; (ii) next, pro rata as to repurchases to stockholders who demonstrate, in the discretion of the Board, an involuntary exigent circumstance, such as bankruptcy; (iii) next, pro rata as to repurchases to stockholders subject to a mandatory distribution requirement under such stockholder’s IRA; and (iv) finally, pro rata as to all other repurchase requests.
If the Company does not repurchase all of the shares for which repurchase requests were submitted in any quarter, all outstanding repurchase requests will automatically roll over to the subsequent quarter and priority will be given to the repurchase requests in the subsequent quarter as provided above. A stockholder or his or her estate, heir or beneficiary, as applicable, may withdraw a repurchase request in whole or in part at any time up to five business days prior to the next quarter Repurchase Date.

The material terms of the Amended & Restated SRP are qualified in their entirety by the Amended & Restated SRP included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Amended and Restated Share Repurchase Program

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: July 30, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer